Exhibit 10.2
ASSIGNMENT, BILL OF SALE AND CONVEYANCE

This Assignment, Bill of Sale and Conveyance (this “Assignment”), dated effective as of 7:00 a.m. Eastern Time, March 31, 2012, is between Range Michigan LLC, a Wyoming limited liability company (“Assignor”), whose address is 504 Freemont Street, Thermopolis, WY 82443, and American Energy Development Corp., a Nevada corporation (“Assignee”), whose address is 1230 Avenue of the Americas, 7th Floor, New York, New York 10020.

For Ten Dollars and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Assignor does hereby grant, bargain, sell, convey, assign, transfer, set over and deliver to Assignee an undivided forty-three and three-quarters percent (43.75%) of Assignor’s right, title and interest in and to the following (collectively, the “Assets”):

A. The leasehold estates created by the oil and gas leases described in Exhibit A (the “Leases”), insofar and only insofar as the Leases cover and relate to the lands described in Exhibit A (the “Lands”);

B. The unitization, pooling and communitization agreements, declarations and orders, and the units created thereby related to the Lands and the Leases (insofar as they cover the Lands) and all other such agreements relating to the production of oil, gas and related hydrocarbons, if any, attributable to said properties and interests;

C. All existing and effective sales, purchase, exchange, gathering, transportation and processing contracts, operating agreements, balancing agreements, farmout agreements, service agreements and other contracts, agreements and instruments, insofar as they relate to the Lands and the Leases (insofar as they cover the Lands);

D. All seismic, geophysical, geological and other data and all licenses therefor and all analyses, interpretations, compilations and evaluations thereof relating to the properties and interests described above, if any, subject to any third party contractual restrictions on assignment or transfer; and

E. Copies of all files, records and data relating to the properties and interests described above.

F. The Oil and Gas Substances produced from the Leases and Lands hereafter; and

G. The equipment, personal property and fixtures associated with each oil and gas well presently existing on the Leases, if any, including without limitation, all casing, tubing, meters, valves and all other equipment of any type or description related to, or used in connection with, any such well.

For purposes of this Assignment, the term “Oil and Gas Substances” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable or non-marketable substances produced therewith.

TO HAVE AND TO HOLD the Assets unto Assignee, its successors and assigns, forever, subject to the following terms and conditions.

Assignor, for itself and its successors, does covenant and agree that it will WARRANT and DEFEND title to the Assets unto Assignee, its successors and assigns, against all persons claiming or to claim the whole or any part thereof, by, through or under Assignor, but not otherwise, and hereby warrants with respect to the Assets assigned by it that title to such Assets is free and clear of all liens, claims, security interests, mortgages, charges and encumbrances arising by, through or under Assignor, but not otherwise.  Assignee shall be and is hereby subrogated to all covenants and warranties of title by parties heretofore given or made to either Assignor or its predecessors in title in respect of any of the Assets.  EXCEPT AS EXPRESSLY SET FORTH IN THE PRECEDING SENTENCES OF THIS PARAGRAPH, THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS, IMPLIED OR STATUTORY.  ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES ANY WARRANTY AS TO THE CONDITION OF ANY PERSONAL PROPERTY, EQUIPMENT, FIXTURES AND ITEMS OF MOVEABLE PROPERTY COMPRISING ANY PART OF THE ASSETS, INCLUDING (a) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (b) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (c) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (d) ANY RIGHTS OF ASSIGNEE UNDER APPLICABLE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (e) ANY CLAIM BY ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING EXPRESSLY UNDERSTOOD BY ASSIGNEE THAT SAID PERSONAL PROPERTY, FIXTURES, EQUIPMENT, AND ITEMS ARE BEING CONVEYED TO ASSIGNEE “AS IS”, “WHERE IS”, WITH ALL FAULTS, AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment may be executed in several counterparts and all of such counterparts together shall constitute one and the same instrument.

[Signature Pages Follow]

This Assignment has been executed by the parties hereto effective as of March 31, 2012.

ASSIGNOR:

RANGE MICHIGAN LLC
By: Range Exploration Partners LLC, its Manager
By:	/s/ Frode Aschim
Name:	Frode Aschim
Title:	Manager

ASSIGNEE:

AMERICAN ENERGY DEVELOPMENT CORP.
By:	/s/ Herold Ribsskog
Name:	Herold Ribsskog
Title:	Chief Executive Officer

STATE OF	)
	)	ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ______, 2012, by Frode Aschim, Manager of Range Exploration Partners LLC, Manager of Range Michigan LLC, a Wyoming limited liability company, on behalf of such limited liability company.

Witness my hand and official seal.

My commission expires:
Notary Public
Printed Name:
Address:

(Serial Number, if any)

STATE OF	)
	)	ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of _____, 2012, by Herold Ribsskog as Chief Executive Officer of American Energy Development Corp., a Nevada corporation, on behalf of such corporation.

Witness my hand and official seal.

My commission expires:
Notary Public
Printed Name
Address:

(Serial Number, if any)